UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

_______________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in charter)

_______________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

        This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

        Forward-looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

        Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

  increased competitive pressures from existing competitors and new entrants;

  increases in interest rates or our cost of borrowing or a default under any material debt agreements;

  deterioration in general or regional economic conditions;

  adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

  loss of customers or sales weakness;

  inability to achieve future sales levels or other operating results;

  the unavailability of funds for capital expenditures; and

  operational inefficiencies in distribution or other systems.

        For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see "Factors That May Affect Our Plan of Operation" in our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, "Risk Factors" in our Registration Statement on Form SB-2 filed on October 29, 2004 and "Material Risks" in our Annual Report on Form 10-KSB for the year ended December 31, 2003.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Producing Coal Bed Methane Gas Property

Effective November 4, 2004, Petrol Oil and Gas, Inc. (the "Company") completed the acquisition of certain assets owned by Savage Resources, LLC and Savage Pipeline, LLC for the purchase price of approximately $10 million, all of which was paid in cash. See Item 2.01 below for a further description of the acquisition.

Laurus Funds Financing Transaction

        On October 28, 2004, the Company entered into agreements with Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus Funds"). Under the terms of the Laurus Funds agreements the Company issued a Secured Convertible Term Note (the "Note") in the aggregate principal amount of $8.0 million and a five-year warrant (the "Warrant") to purchase 3,520,000 shares of the Company's common stock at $2.00 per share and 1,813,333 shares of the Company's common stock at $3.00 per share. The Note is convertible into shares of the Company's common stock at a fixed conversion price of $1.50 per share. The Note has a three-year term and a bears an interest rate equivalent to the "prime rate" published by the Wall Street Journal from time to time plus 3%, subject to a floor of 7.5% per annum.

        Net proceeds to the Company from the financing, after payment of fees and expenses to Laurus Funds and its affiliates, were $7,652,500. $7.0 million of the proceeds were utilized by the Company for the Savage acquisition described above. In addition, the Company paid finders' fees of: (i) $315,000 in cash; (ii) 50,000 shares of restricted common stock; and (iii) issued a warrant to purchase 100,000 shares at $2.00 per share for a period of three years.

        The following describes certain material terms of the financing transaction with Laurus Funds. The description below is not a complete description of all terms of the financing transaction and is qualified in its entirely by reference to the agreements entered into in connection with the financing, which were attached as exhibits to the SB-2 registration statement filed on October 29, 2004.

        Note Maturity Date and Interest Rate. The Note matures on October 28, 2007 absent earlier redemption by the Company or conversion by Laurus Funds, as described below. As mentioned above, annual interest on the Note is equal to the "prime rate" published in the Wall Street Journal from time to time, plus three percent (3%), provided, that, such annual rate of interest may not be less than seven and one-half percent (7.5%), subject to certain downward adjustments resulting from certain increases in the market price of the Company's common stock.

        Payment of Interest and Principal. Interest on the Note is payable monthly in arrears on the first day of each month during the term of the Note, commencing November 1, 2004. In addition, the principal amount of $8.0 million will be amortized over the term of the loan. Commencing December 1, 2004, the Company is required to make monthly principal payments of $200,000 per month (together, with monthly interest payments, the "Monthly Payment Amount"). Funds released from the restricted cash account will be added to the monthly payment amount by amortizing such amount over the remaining number of monthly principal payments due under the Note.

        Note Conversion Rights. All or a portion of the outstanding principal and interest due under the Note may be converted into shares of the Company's common stock upon satisfaction of certain conditions. The initial fixed conversion price under the Note is $1.50 per share. The fixed conversion price is subject to anti-dilution protection adjustments, upon the Company's issuance of additional shares of common stock at a price that is less than the then current fixed conversion price (the fixed conversion price, together with any adjustments, is referred to hereunder as the "Fixed Conversion Price").

        Laurus Funds may, at any time, convert the outstanding indebtedness of the Note into shares of the Company's common stock at the then applicable Fixed Conversion Price.

        Subject to the restrictions on conversion described below, Laurus Funds shall be required to convert the monthly payment into shares of the Company's common stock in the event that (i) the average closing price of the Company's common stock for the five trading days preceding the due date of a Monthly Payment Amount is greater than 115% of the Fixed Conversion Price ($1.725 per share), and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the Company's common stock for the 22 trading days preceding the payment date.

        In the event the Company does not meet the conversion criteria, payments will be made in cash at an amount equal to 102% of the principal amount of the cash portion of the Monthly Payment Amount being paid.

        Release from Restricted Cash Account $652,500 of the note proceeds along with $198,968.35 of the Company's funds (for a total of $851,468.35) have been deposited into a restricted cash account. Funds held in the restricted cash account will be released to the Company for future acquisitions or other corporate purposes approved by Laurus Funds.

        Warrant Terms. The Warrant grants Laurus Funds the right to purchase 3,520,000 shares of the Company's common stock at $2.00 per share and 1,813,333 shares of the Company's common stock at $3.00 per share. The Warrant expires on October 28, 2009.

        Restrictions on Conversion of Note and Exercise of Warrant. Notwithstanding anything to the contrary set forth above, the Company may pay amounts due under the Note in shares of its common stock only so long as there is an effective registration statement on file covering the resale of such shares or an exemption from such registration is available under Rule 144 of the Securities Act. In addition, Laurus Funds is not entitled to receive shares upon exercise of the Warrant, upon payment of principal and interest on the Note, or upon conversion of the Note if such receipt would cause Laurus Funds to be deemed to beneficially own in excess of 4.99% of the outstanding shares of the Company's common stock on the date of issuance of such shares. Such provision may be waived by Laurus Funds upon 75 days prior written notice to the Company.

        Right to Redeem Note. The Company has the option of prepaying the outstanding Amortizing Principal Amount in whole or in part by paying an amount equal to 130% of the principal amount being redeemed by giving at least seven (7) business days prior written notice of redemption to Laurus Funds. In addition, the Company has the option of prepaying the outstanding Non-Amortizing Principal Amount in whole or in part by paying an amount equal to 130% of the Non-Amortizing Principal Amount to be redeemed by giving at least seven (7) business days prior written notice of redemption.

        Security of Note. The Note is secured by a blanket lien on substantially all of the assets acquired in the Savage transaction, including the restricted cash account, pursuant to the terms of the security agreement executed by the Company. In the event the Company defaults under the agreements with Laurus Funds, Laurus Funds may enforce its rights as a secured party and accelerate payments under the Note and the Company may lose all or a portion of the assets acquired from Savage.

        Registration Rights. Pursuant to the terms of the Registration Rights Agreement between Laurus Funds and the Company, the Company is obligated to file a registration statement registering 12,488,333 shares of the Company's common stock issuable upon conversion of the Note and exercise of the Warrant. The Company is required to file a registration statement on or before December 12, 2004 and must have the registration statement declared effective on or before February 5, 2005. On October 29, 2004, the Company filed a registration statement on Form SB-2 which included the Laurus Funds shares. If the registration statement is not declared effective within the timeframe described, or if the registration is suspended other than as permitted in the registration rights agreement, the Company will be obligated to pay Laurus Funds a fee equal to 2.0% of the aggregate original principal amount of the Note for each 30 day period (pro rated for partial periods) that such registration conditions are not satisfied.

        Right of First Refusal. Subject to certain exceptions, the Company has granted Laurus Funds a right of first refusal to provide additional financing to the Company in the event that the Company proposes additional debt financing or to sell any equity securities of the Company.

        Additional Restrictions. The financing documents contain certain restrictions regarding the operation of the Company while 25% of the principal amount of the Note is outstanding. Such restrictions include the Company's agreement that, except with Laurus Funds prior written consent (such consent not to be unreasonably withheld), it will not issue any (i) debt securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities, or (ii) any equity securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities, provided that no consent shall be necessary on the issuance of equity securities having such a variable/floating conversion feature where the conversion price is subject to a specified minimum "floor" price per share.

        In addition, the financing documents, among other things, (i) prohibit the Company from paying dividends, issuing any preferred stock that is manditorily redeemable, or redeem any of its preferred stock or other equity interests, (ii) prohibit the Company from incurring additional debt other than (1) trade debt and debt incurred to finance the purchase of equipment, (2) any indebtedness incurred in connection with the purchase of assets in the ordinary course of business, (3) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period, or (4) assume, guarantee, endorse or otherwise become liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

        Effective November 4, 2004, the Company completed the acquisition of certain assets owned by Savage Resources, LLC and Savage Pipeline, LLC for the purchase price of $10 million, all of which was paid in cash. The Company had previously paid a non-refundable deposit of $500,000 toward the option to purchase. The remaining $9.5 million was paid at closing through utilizing $7.0 million of funds received from the Laurus Funds convertible term note (described in Item 1.01 above) and $2.5 million of funds received from the Company's recent unit offering.

        The acquisition includes leasehold rights to approximately 10,000 acres and 71 producing gas wells in the Thayer Gas Field, in Southeast Kansas. Petrol-Neodesa (the "Producing Property") is in a mature and highly producing area located in Wilson and Neosho counties, Kansas and currently produces about 3,000 Mcf per day of gas, based upon production from 71 wells. Based upon an average gas price of $8.22 per Mcf, the Producing Property is expected to generate gross revenues of about $9.6 million for the Company in 2005. Net cash flow from Petrol-Neodesa, after production, operational interest and other expenses, is expected to be roughly $3.5 Million in 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The Company incurred a direct $8.0 million financial obligation through execution of the Laurus Funds Note. The Note is secured by a blanket lien on substantially all of the assets acquired in the Savage transaction, including the restricted cash account, pursuant to the terms of the security agreement executed by the Company. In the event the Company defaults under the agreements with Laurus Funds, Laurus Funds may enforce its rights as a secured party and accelerate payments under the Note and the Company may lose all or a portion of the assets acquired in the Savage transaction. Subject to certain grace periods, the Note and agreements provide for the following events of default (among others):

  Failure to pay interest and principal when due;

  An uncured breach by the Company of any material covenant, term or condition in any of the notes or related agreements;

  A breach by the Company of any material representation or warranty made in any of the notes or in any related agreement;

  Any money judgment or similar final process is filed against the Company for more than $50,000;

  Any form of bankruptcy or insolvency proceeding is instituted by or against the Company; and

  Suspension of the Company's common stock from the Over-the-Counter Bulletin Board for five consecutive days or five days during any ten consecutive days.

        See Item 1.01 for a complete discussion of the terms of the Laurus Funds transaction and Item 2.01 for the Savage acquisition

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

        Pursuant to the Laurus Funds transaction entered into on October 28, 2004, the Company executed an $8.0 million convertible term note and granted Laurus Funds a warrant to purchase 3,520,000 shares of its common stock at $2.00 per share and 1,813,333 shares of its common stock at $3.00 per share. The Warrant is exercisable at any time or from time to time before 5:00 p.m., New York time, through the close of business October 28, 2009. The Note is convertible into shares of the Company's common stock based on certain conditions. The Company believes that the sale of the Note and issuance and sale of the Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were issued directly by the Company and did not involve a public offering or general solicitation. Laurus Funds is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. The recipient of the shares was afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Company reasonably believes that the recipient, immediately prior to issuing the shares, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipient had the opportunity to speak with the Company's management on several occasions prior to its investment decision.

        In connection with the Laurus Funds financing, the Company paid Laurus Funds a management fee of $280,000, plus $65,000 for due diligence and legal fees, and $2,500 in escrow fees. Further, the Company paid cash finders' fees totaling $315,000, issued 50,000 shares of the Company's common stock and issued a warrant to purchase 100,000 shares of common stock at $2.00 per share for a period of three years.

        The Company believes the issuance of the 50,000 shares and the issuance of the warrant to purchase 100,000 shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by the Company and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make their investment decision, including the Company's financial statements and 34 Act reports. The Company reasonably believed that the recipients, immediately prior to issuing the shares, had such knowledge and experience in its financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with the Company's president and directors on several occasions prior to their investment decision.

Section 8 - Other Events

Item 8.01 Other Events

        On November 8, 2004, the Company issued a press release announcing the Savage acquisition described in Items 1.01 and 2.01 above. A copy of the press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

        Financial statements for the Savage acquisition described in Item 2.01 above, if required, will be filed by amendment to this Current Report within 71 days from the date this Current Report must be filed.

(b) Pro Forma Financial Information.

        Pro forma financial information for the Savage acquisition described in Item 2.01 above, if required, will be filed by amendment to this Current Report within 71 days from the date this Current Report must be filed.

(c) Exhibits

4.1	Securities Purchase Agreement for Laurus (Incorporated by reference to Exhibit 10.21 to Form SB-2 filed on November 1, 2004)
4.2	Registration Rights Agreement for Laurus (Incorporated by reference to Exhibit 10.22 to Form SB-2 filed on November 1, 2004)
99	Press Release dated November 8, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    PETROL OIL AND GAS, INC.

                                                                                                    By:/S/Paul Branagan

                                                                                                         Paul Branagan, President

Date: November 9, 2004